[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


[graphic omitted]


                                MFS(R) INTERMEDIATE
                                INCOME FUND
                                SEMIANNUAL REPORT o APRIL 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 17
Trustees and Officers ..................................................... 24

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

May 18, 2000
--------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended April 30, 2000, the Trust provided a total return of 5.46% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 1.53%. During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and government-agency securities, returned 1.10%. The J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -7.08% over the same period.

The past six months have been marked by persistent concerns about mounting inflation pressures and the prospects of further interest-rate increases by the Federal Reserve Board (the Fed). During most of the period, Treasuries absorbed the negative inflation news fairly well, benefiting from the turbulence in the equity market and ongoing positive supply and demand trends.

The performance of Treasuries also was helped by the solid fiscal performance of the U.S. government. Growing federal budget surpluses prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt and to begin a buyback of nearly $30 billion worth of longer-maturity Treasury bonds outstanding during 2000. The anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground.

In this environment, we have favored Treasuries because their total return potential has been more attractive than nongovernment securities. Generally, we use our Treasury investments to help balance the Trust's duration, which is an indicator of a portfolio's sensitivity to interest-rate changes. Currently, the portfolio's duration is about the same as that of the Salomon Index. We want to avoid holding too many longer-maturity bonds because we feel their prices would decline if interest rates went up. By the same token, we don't want to hold too many short-maturity bonds because they produce relatively low yields. Accordingly, we emphasized Treasuries with eight- to 10-year and one-year and under maturities, avoiding one- to four-year Treasury securities because we believe they tended to be more negatively affected by the Fed's interest-rate increases during the period. However, if the economy begins to show signs of weakness as a result of the Fed's interest-rate hikes, we will consider increasing our holdings in longer-term bonds as a way to potentially gain additional yield.

For most of the period, we underweighted the Trust's investments in mortgage-backed securities relative to the Salomon Index, which proved to be a helpful strategy. Although mortgages performed well during the first few months of the year, performance worsened as interest rates started to rise. One of the characteristics of mortgage-backed securities is that their interest-rate sensitivity increases as interest rates rise, causing prices to drop.

More recently, however, we've started to look closely at mortgage-backed bonds issued by federal agencies such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation because we believe they have offered unusually attractive values. Yield spreads -- the yield differences between U.S. Treasuries, agency bonds, and other fixed-income securities -- were at record levels, reflecting both the shrinking supply of Treasury issues and investors' concerns that legislative changes could affect the regulatory treatment of government-sponsored institutions. (Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity.) However, we do not foresee any changes that would alter the high ratings of existing agency securities. In addition, we believe any changes that may occur are unlikely to jeopardize the ability of these agencies to make timely coupon or principal payments.

International bonds are used opportunistically in the Trust when we think they will perform better than U.S. Treasuries. As the relative attractiveness and value of many international bonds began to deteriorate in the first quarter of 2000, we took some profits on international bonds that had performed well. By the end of the period, we had significantly reduced our exposure to international bonds to approximately 13% of assets.

In Europe, we mostly bought German bonds because we felt they offered favorable liquidity and because there was relatively less inflation in Germany than in the United States. Greek bonds also looked attractive, offering high yields compared to other European markets. In addition, as Greece gets closer to acceptance into the European monetary union (EMU), its bonds rallied as the country lowered its interest rates in line with EMU countries.

Over the next few months, we believe the U.S. bond market will most likely remain cautious in anticipation of further Fed interest-rate hikes. Economic growth during the third and fourth quarters of 1999 was very strong, but we think we're almost at the point where economic growth and inflation concerns have peaked. We believe we should start to see evidence that economic growth is decelerating, which could start to calm inflation worries. If this scenario begins to take shape, we could experience improved performance from fixed-income securities. In the meantime, we feel the market remains uncertain about how much inflation might accelerate and how far the Fed needs to go to achieve a better balance between growth and the potential for inflation.

     Respectfully,

 /s/ Stephen C. Bryant                   /s/ Steven E. Nothern

     Stephen C. Bryant                       Steven E. Nothern
     Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND, MFS(R) INTERMEDIATE INCOME FUND, AND THE GLOBAL GOVERNMENTS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. MR. BRYANT IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. NOTHERN ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the six months ended April 30, 2000)

NET ASSET VALUE PER SHARE
October 31, 1999                                                 $7.25
April 30, 2000                                                   $7.05

NEW YORK STOCK EXCHANGE PRICE
October 29, 1999                                                 $6.2500
April 11, 2000 (high)*                                           $6.4375
December 30, 1999 (low)*                                         $5.9375
April 28, 2000                                                   $6.3125

*For the six months ended April 30, 2000.

NOTES TO PERFORMANCE SUMMARY

U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Nondiversified Trusts have more risk than diversified Trusts.

An investment in shares of the Trust should not be considered to constitute a complete investment program. The Trust may invest in foreign, emerging market, and derivative securities. Investing in foreign and emerging market securities also involves special risks. The Trust has the flexibility to invest in derivative securities when its managers believe such securities can provide better value relative to direct investments in bonds.

NUMBER OF SHAREHOLDERS

As of April 30, 2000, our records indicate that there are 11,720 registered shareholders and approximately 59,400 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Bonds - 96.0%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)            VALUE
------------------------------------------------------------------------------
U.S. Bonds - 82.7%
  Corporate Asset Backed - 0.5%
    Commercial Mortgage Asset Trust,
      7.839s, 2020 (interest only)               $    150,712     $  4,913,132
------------------------------------------------------------------------------
  U.S. Federal Agencies - 36.7%
    AID, 6.625s, 2003                            $     15,000     $ 14,748,600
    AID, 6.625s, 2004                                  14,600       14,276,026
    FHLB, 5.125s, 2001                                 11,250       11,060,100
    FHLM, 5.83s, 2013                                   2,540        2,509,506
    FHLM, 6.625s, 2009                                  6,000        5,719,680
    FHLM, 6.875s, 2005                                 27,850       27,449,518
    FNMA, 6.956s, 2007                                  5,596        5,421,562
    FNMA, 7s, 2029                                     14,898       14,254,423
    GNMA, 6.5s, 2028 TBA                               76,834       71,989,036
    GNMA, 7s, 2023 - 2024                              28,562       27,599,100
    GNMA, 7s, 2025 TBA                                 32,104       30,882,520
    GNMA, 7.5s, 2022 - 2023                             3,206        3,167,237
    GNMA, 7.5s, 2027 TBA                               39,779       39,150,420
    GNMA, 8s, 2030                                     44,379       44,495,416
    GNMA, 8.5s, 2008                                    2,085        2,144,554
    GNMA, 8.5s, 2009                                    8,976        9,161,161
    GNMA, 9.25s, 2001                                   3,053        3,114,293
    Small Business Administration,
       7.64s, 2010                                     10,000        9,956,250
                                                                  ------------
                                                                  $337,099,402
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 45.5%
    U.S. Treasury Bonds, 10.75s, 2003            $     26,000     $ 28,620,280
    U.S. Treasury Bonds, 11.875s, 2003                 43,000       49,906,660
    U.S. Treasury Notes, 5.875s, 2004                  29,000       28,234,110
    U.S. Treasury Bonds, 12.375s, 2004                 34,500       41,313,750
    U.S. Treasury Bonds, 10.375s, 2009                 18,350       20,913,312
    U.S. Treasury Notes, 4.25s, 2010                   67,870       69,312,135
    U.S. Treasury Bonds, 13.875s, 2011                 25,500       34,460,955
    U.S. Treasury Bonds, 10.375s, 2012                 84,600      103,000,500
    U.S. Treasury Bonds, 12s, 2013                     31,500       42,096,915
                                                                  ------------
                                                                  $417,858,617
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $759,871,151
------------------------------------------------------------------------------
Foreign Bonds - 13.3%
  Argentina - 0.6%
    Republic of Argentina, 0s, 2001              $      3,050     $  2,623,000
    Republic of Argentina, 6s, 2023                     1,252          875,466
    Republic of Argentina, 6.875s, 2023                 1,300        1,099,682
    Republic of Argentina, 11.375s, 2010                  220          210,980
    Province of Buenos Aires, 13.25s, 2010##            1,000          995,000
                                                                  ------------
                                                                  $  5,804,128
------------------------------------------------------------------------------
  Brazil - 1.1%
    Republic of Brazil, 5s, 2014                 $      4,056     $  2,905,113
    Republic of Brazil, 7.375s, 2024                    3,519        2,670,041
    Republic of Brazil, 7.438s, 2012                      348          250,560
    Republic of Brazil, 10.125s, 2027                     200          156,000
    Republic of Brazil, 12.25s, 2030                    2,885        2,639,775
    Republic of Brazil, 12.75s, 2020                    1,555        1,490,468
                                                                  ------------
                                                                  $ 10,111,957
------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 7.063s, 2024           $      3,060     $  2,340,900
------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 7s, 2007              DKK      28,905     $  3,820,097
------------------------------------------------------------------------------
  Germany - 2.5%
    Depfa Pfandbriefbank, 5.5s, 2013
      (Banks and Credit Cos.)                 EUR       2,700     $  2,369,881
    Republic of Germany, 4.5s, 2009                    18,964       16,226,277
    Republic of Germany, 5.375s, 2010                   4,742        4,332,649
                                                                  ------------
                                                                  $ 22,928,807
------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    Enersis S.A., 7.4s, 2016
      (Utilities - Electric)                     $      1,100     $    954,195
------------------------------------------------------------------------------
  Greece - 3.6%
    Hellenic Republic, 5.75s, 2008            EUR       1,566     $  1,421,914
    Hellenic Republic, 8.01s, 2003            GRD   5,650,000       16,453,662
    Hellenic Republic, 8.7s, 2005                   1,130,000        3,401,172
    Republic of Greece, 6s, 2006                    4,350,000       11,760,571
                                                                  ------------
                                                                  $ 33,037,319
------------------------------------------------------------------------------
  Mexico - 0.9%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)       $      1,110     $  1,079,475
    United Mexican States, 6.25s, 2019                  1,750        1,437,188
    United Mexican States, 6.836s, 2019                 1,350        1,319,625
    United Mexican States, 7.313s, 2019                 2,150        2,101,625
    Grupo Iusacell SA DE CV, 14.25s, 2006
      (Cellular Telecom)##                              1,071        1,119,195
    Maxcom Telecomunicacione, 13.75s,
      2007 (Telephone)##                                1,365        1,351,350
                                                                  ------------
                                                                  $  8,408,458
------------------------------------------------------------------------------
  Netherlands - 0.2%
    Netia Holdings B V, 10.25s, 2007
     (Special Purpose)                           $      1,600     $  1,348,000
------------------------------------------------------------------------------
  New Zealand - 1.6%
    Government of New Zealand, 8s, 2006       NZD      29,650     $ 15,103,696
------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 8.25s, 2008              $        580     $    514,750
    Republic of Panama, 8.875s, 2027                    2,600        2,203,500
                                                                  ------------
                                                                  $  2,718,250
------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks)##          $      1,435     $  1,449,350
------------------------------------------------------------------------------
  Turkey - 0.3%
    Republic of Turkey, 11.875s, 2030            $      2,370     $  2,562,563
------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Halifax Building Society PLC, 6.409s,
      2012 (Banks and Credit Cos.)            GBP       2,300     $  3,582,130
    Lloyds TSB Bank PLC, 7.375s, 2004
      (Banks & Credit Cos.)                             2,580        4,077,801
    Woolwich Building Society PLC, 6.609s,
      2012 (Banks and Credit Cos.)                      2,280        3,486,275
                                                                  ------------
                                                                  $ 11,146,206
------------------------------------------------------------------------------
Total Foreign Bonds                                               $121,733,926
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $941,036,416)                       $881,605,077
------------------------------------------------------------------------------
Call Options Written - (0.2)%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                 OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE       (000 OMITTED)
------------------------------------------------------------------------------
    Australian Dollars/June/0.6               AUD     (41,343)    $ (1,320,419)
    Japanese Yen/June/103                     JPY  (3,096,640)         (80,513
------------------------------------------------------------------------------
Total Call Options Written
   (Premiums Received, $959,964)                                  $ (1,400,932)
------------------------------------------------------------------------------
Put Options Written
------------------------------------------------------------------------------
    Canadian Dollars/June/1.49
      (Premiums Received, $214,577)             CAD   (45,031)    $   (154,682
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 4.2%                               38,759,555
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $918,809,018
------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
AUD  = Australian Dollars          GRD = Greek Drachma
CAD  = Canadian Dollars            JPY = Japanese Yen
DKK  = Danish Kroner               NZD = New Zealand Dollars
EUR  = Euro                        SEK = Swedish Kronor
GBP  = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------
APRIL 30, 2000
-------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $941,036,416)    $  881,605,077
  Cash                                                            739,119
  Foreign currency, at value (identified cost, $57,720)            57,046
  Net receivable for forward foreign currency exchange
    contracts to sell                                           4,893,969
  Receivable for investments sold                              21,084,857
  Interest receivable                                          19,248,974
  Other assets                                                     13,354
                                                           --------------
      Total assets                                         $  927,642,396
                                                           --------------
Liabilities:
  Payable to dividend disbursing agent                     $      459,438
  Payable for investments purchased                             1,067,021
  Payable for Treasury shares reacquired                          634,270
  Payable for swap agreements                                      41,142
  Net payable for forward foreign currency exchange
    contracts to purchase                                       1,785,934
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements              2,738,638
  Written options outstanding, at value (premiums
    received, $1,174,541)                                       1,555,613
  Payable to affiliates -
    Management fee                                                 23,329
    Administrative fee                                              1,613
    Transfer and dividend disbursing agent fee                     19,067
  Accrued expenses and other liabilities                          507,313
                                                           --------------
      Total liabilities                                    $    8,833,378
                                                           --------------
Net assets                                                 $  918,809,018
                                                           ==============

Net assets consist of:
  Paid-in capital                                          $1,042,032,364
  Unrealized depreciation on investments and translation
    of assets and
    liabilities in foreign currencies                         (59,660,613)
  Accumulated net realized loss on investments and
    foreign currency transactions                             (57,224,294)
  Accumulated distributions in excess of net investment
    income                                                     (6,338,439)
                                                           --------------
      Total                                                $  918,809,018
                                                           ==============

Shares of beneficial interest outstanding (202,648,016
  issued, less 72,320,100 treasury shares)                  130,327,916
                                                            ===========
Net asset value (net assets / shares of beneficial
  interest outstanding)                                        $7.05
                                                               =====

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
-----------------------------------------------------------------------------
Net investment income:
  Interest income                                               $  36,452,178
                                                                -------------

  Expenses -

    Management fee                                              $   3,546,548
    Trustees' compensation                                             92,608
    Transfer and dividend disbursing agent fee                        113,470
    Administrative fee                                                 52,172
    Custodian fee                                                     218,193
    Auditing fees                                                      21,779
    Postage                                                            27,106
    Printing                                                           30,156
    Legal fees                                                          2,879
    Miscellaneous                                                     399,303
                                                                -------------
      Total expenses                                            $   4,504,214
    Fees paid indirectly                                              (31,744)
                                                                -------------
      Net expenses                                              $   4,472,470
                                                                -------------
        Net investment income                                   $  31,979,708
                                                                -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $ (12,098,211)
    Written option transactions                                       500,778
    Foreign currency transactions                                   2,963,022
                                                                -------------
        Net realized loss on investments and foreign
         currency transactions                                  $  (8,634,411)
                                                                -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $ (17,328,737)
    Written options                                                   304,886
    Translation of assets and liabilities in
      foreign currencies                                             (952,083)
    Swap transactions                                                 275,220
                                                                -------------
      Net unrealized loss on investments and foreign
         currency translation                                   $ (17,700,714)
                                                                -------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $ (26,335,125)
                                                                -------------
          Increase in net assets from operations                $   5,644,583
                                                                =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED         YEAR ENDED
                                                                         APRIL 30, 2000   OCTOBER 31, 1999
                                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                                 $    31,979,708    $    68,180,520
  Net realized loss on investments and foreign currency transactions         (8,634,411)       (14,761,370)
  Net unrealized loss on investments and foreign currency translation       (17,700,714)       (58,863,567)
                                                                        ---------------    ---------------
    Increase (decrease) in net assets from operations                   $     5,644,583    $    (5,444,417)
                                                                        ---------------    ---------------
Distributions declared to shareholders -
  From net investment income                                            $   (36,139,772)   $   (61,667,843)
  From paid-in capital                                                              --          (7,405,223)
                                                                        ---------------    ---------------
    Total distributions declared to shareholders                        $   (36,139,772)   $   (69,073,066)
                                                                        ---------------    ---------------
Trust share (principal) transactions -
  Cost of shares reacquired                                             $   (27,707,066)   $   (39,105,641)
                                                                        ---------------    ---------------
    Total decrease in net assets                                        $   (58,202,255)   $  (113,623,124)
Net assets:
  At beginning of period                                                    977,011,273      1,090,634,397
                                                                        ---------------    ---------------
  At end of period (including accumulated distributions
    in excess of net investment income of $6,338,439 and
    $2,178,375 respectively)                                            $   918,809,018    $   977,011,273
                                                                        ===============    ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                  SIX MONTHS ENDED         --------------------------------------------------------------------
                                    APRIL 30, 2000             1999           1998            1997           1996          1995
                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $  7.25          $  7.75        $  7.76         $  7.82        $  7.83       $  7.33
                                           -------          -------        -------         -------        -------       -------
Income from investment operations# -
  Net investment income                    $  0.24          $  0.49        $  0.51         $  0.54        $  0.53       $  0.55
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.24)           (0.53)         (0.01)          (0.05)         (0.03)         0.32
                                           -------          -------        -------         -------        -------       -------
      Total from investment operations     $  0.00          $ (0.04)       $  0.50         $  0.49        $  0.50       $  0.87
                                           -------          -------        -------         -------        -------       -------
Less distributions declared to
  shareholders -
  From net investment income               $ (0.27)         $ (0.45)       $ (0.46)        $ (0.54)       $ (0.53)      $ (0.53)
  In excess of net realized gain on
    investments and foreign currency
    transactions                              --               --             --             (0.04)         (0.04)         --
  From paid in capital                        --              (0.05)         (0.05)           --             --            --
                                           -------          -------        -------         -------        -------       -------
      Total distributions declared to
        shareholders                       $ (0.27)         $ (0.50)       $ (0.51)        $ (0.58)       $ (0.57)      $ (0.53)
                                           -------          -------        -------         -------        -------       -------
Net increase from repurchase of
  capital shares                           $  0.07          $  0.04        $  --  +++      $  0.03        $  0.06       $  0.16
                                           -------          -------        -------         -------        -------       -------
Net asset value - end of period            $  7.05          $  7.25        $  7.75         $  7.76        $  7.82       $  7.83
                                           =======          =======        =======         =======        =======       =======
Per share market value -- end of period    $ 6.313          $ 6.250        $ 6.938         $ 7.000        $ 7.125       $ 6.625
                                           =======          =======        =======         =======        =======       =======
Total return at market value                  5.46%++         (2.92)%         6.56%           6.46%         17.40%        17.08%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                  0.95%+           0.93%          0.91%           0.91%          0.97%         1.02%
  Net investment income                       6.77%+           6.57%          6.59%           6.92%          6.75%         7.13%
Portfolio turnover                              52%              85%           184%            213%           257%          242%
Net assets at end of period
  (000,000 Omitted)                           $919             $977         $1,091          $1,098         $1,160        $1,247

  + Annualized.
 ++ Not annualized.
+++ For the year ended October 31, 1998, the net increase from repurchase of capital shares was less than $0.01 per share.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over- the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust's selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $48,587,250 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2007, ($11,376,973), October 31, 2006, ($13,874,621),
October 31, 2004, ($645,525), October 31, 2003, ($6,526,984), and October 31,
2002, ($16,163,147).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 5.65% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $28,112 for the six months ended April 30, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $397,118,281    $361,520,670
                                                   ------------    ------------
Investments (non-U.S. government securities)       $ 77,703,540    $151,944,207
                                                   ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $941,036,416
                                                                   ------------
Gross unrealized depreciation                                      $(63,084,822)
Gross unrealized appreciation                                         3,653,483
                                                                   ------------
    Net unrealized depreciation                                    $(59,431,339)
                                                                   ============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                  SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31, 1999
                  ------------------------------   ---------------------------
                             SHARES       AMOUNT           SHARES       AMOUNT
------------------------------------------------------------------------------
Treasury shares acquired  4,434,900  $27,707,066        5,984,100  $39,105,641
                          ---------  -----------        ---------  -----------

In accordance with the provisions of the Trust's prospectus, 4,434,900 shares of beneficial interest were purchased by the Trust during the period ended April 30, 2000 at an average price per share of $6.41 and a weighted average discount of 11.91% per share. The Trust repurchased 5,984,100 shares of beneficial interest during the year ended October 31, 1999, at an average price per share of $6.53 and a weighted average discount of 11.69% per share.

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended April 30, 2000, was $8,052. The Trust had no borrowings during the period.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                    NUMBER OF
                                                    CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                            2       $   685,959
Options written                                             6         1,241,087
Options terminated in closing transactions                 (2)         (507,382)
Options expired                                            (2)         (245,123)
                                                           --       -----------
Outstanding, end of period                                  4       $ 1,174,541
                                                           ==       ===========

At April 30, 2000, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales            6/16/00  AUD         45,931,726       $ 27,964,234      $ 26,809,950         $ 1,154,284
                 6/16/00  CAD         46,531,406         31,869,535        31,467,707             401,828
                 6/16/00  DKK         33,817,014          4,416,287         4,138,762             277,525
                 6/16/00  EUR         40,471,808         39,112,729        36,896,396           2,216,333
                 6/16/00  JPY      1,244,725,473         12,191,239        11,616,979             574,260
                 6/16/00  NZD         30,160,224         14,899,150        14,629,411             269,739
                                                       ------------      ------------         -----------
                                                       $130,453,174      $125,559,205         $ 4,893,969
                                                       ============      ============         ===========
Purchases        6/16/00  JPY      7,292,890,094       $ 69,850,216      $ 68,064,282         $(1,785,934)
                                                       ------------      ------------         -----------

At April 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $177,684 with First Boston Bank, and a net payable of $1,705,291 with Deutsche Bank and $1,211,031 with Merrill Lynch.

At April 30, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements Interest Rate Swaps

                                                                            CASH FLOWS          UNREALIZED
                            NOTIONAL PRINCIPAL      CASH FLOWS PAID        RECEIVED BY        APPRECIATION
EXPIRATION                  AMOUNT OF CONTRACT          BY THE FUND           THE FUND      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
3/22/03                SEK         167,900,000         Fixed -4.38%      Floating - 3M          $(582,282)
                                                                                STIBOR
3/22/03                EUR          18,180,000         Floating -6M      Fixed - 3.76%            541,140
                                                                                                ---------
                                                                               EURIBOR          $ (41,142)
                                                                                                =========

At April 30, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) INTERMEDIATE INCOME TRUST

TRUSTEES                                   PORTFOLIO MANAGERS

Richard B. Bailey+(2) - Private            Stephen C. Bryant*
Investor; Former Chairman and Director     Steven E. Nothern*
(until 1991), MFS Investment
Management                                 TREASURER
                                           W. Thomas London*
Marshall N. Cohan+(1) - Private
Investor                                   ASSISTANT TREASURERS
                                           Mark E. Bradley*
Lawrence H. Cohn, M.D.+(2) - Chief of      Ellen Moynihan*
Cardiac Surgery, Brigham and Women's       James O. Yost*
Hospital; Professor of Surgery,
Harvard Medical School                     SECRETARY
                                           Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+
(2) - Chief Executive Officer, Edmund      ASSISTANT SECRETARY
Gibbons Ltd.; Chairman, Colonial           James R. Bordewick, Jr.*
Insurance Company, Ltd.
                                           TRANSFER AGENT, REGISTRAR, AND
Abby M. O'Neill+(2) - Private Investor     DIVIDEND DISBURSING AGENT
                                           State Street Bank and Trust Company
Walter E. Robb, III+(1) - President        c/o MFS Service Center, Inc.
and Treasurer, Benchmark Advisors,         P.O. Box 9024
Inc. (corporate financial                  Boston, MA 02205-9824
consultants); President, Benchmark         1-800-637-2304
Consulting Group, Inc. (office
services)                                  CUSTODIAN
                                           State Street Bank and Trust Company
Arnold D. Scott* - Senior Executive
Vice President, Director, and
Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS
Investment Management

J. Dale Sherratt+(1) - President,
Insight Resources, Inc. (acquisition
planning specialists)

Ward Smith+(1) - Former Chairman
(until 1994), NACCO Industries
(holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) INTERMEDIATE INCOME FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                            MINCE-3  06/00  89M